                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us in this Registration Statement on Form N-1A for the Janus Adviser Series under the headings "Financial Highlights" and "Independent Accountants".


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
July 26, 2002